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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported)      June 1, 1998
                                                     ----------------------



                           NATIONAL MEDIA CORPORATION
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               (Exact name of registrant as specified in charter)



         Delaware                     I-6715                    13-2658741
-----------------------        ------------------------    ---------------------
(State or Other Juris-         (Commission File Number)    (IRS Employer Identi-
 diction of Incorporation)                                  fication No.)


Eleven Penn Center, Ste. 1100, 1835 Market Street, Philadelphia, PA     19103
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(Address of principle executive offices)                              (Zip Code)


Registrant's telephone number, including area code    215-988-4600
                                                      ------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report.)

                  ---------------------------------------------

                     Exhibit Index appears on Page 4 hereof.


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Item 5. Other Events.

         On June 2, 1998, National Media Corporation announced that it had mutually terminated its merger agreement with ValueVision International, Inc. on June 1, 1998, the outside agreement date originally established in the merger agreement, since the parties had not reached terms on a revised agreement. A copy of the press release announcing the termination of the merger agreement is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits

         99    Press Release, dated June 2, 1998.


                                       2

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               NATIONAL MEDIA CORPORATION
                               (Registrant)


Date: June 2, 1998          By: /s/ Brian J. Sisko
                               -------------------
                               Name:  Brian J. Sisko
                               Title: Senior Vice President and General Counsel


                                       3

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                                  EXHIBIT INDEX

No.
---

99    Press Release, dated June 2, 1998, of National Media Corporation.

                                       4